DEBENTURE AMENDMENT

This DEBENTURE AMENDMENT (this “Amendment”) is dated as of March 17, 2011 by and among Jade Pharmaceuticals. Inc., a British Virgin Islands corporation (the “Company”), and _________________________________ (the “Holder”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Subscription Agreement (as defined below).

RECITALS

WHEREAS, the Company entered into a Subscription Agreement (the “Securities Purchase Agreement”), dated as of February 2, 2011 (the “Closing Date”), pursuant to which the Company conducted a private offering solely to accredited investors pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Act”), of its common stock secured by debentures; and

WHEREAS, the Company has requested and the Holder hereby agrees to amend the Debentures as follows:

1.	Change the conversion date and “Going Public Deadline” date in sections 2(b) and 2(c) from “one year from closing” to September 30, 2011;

2.	Change the aggregate amount of debentures from $1,000,000 to $2,000,000;

3.	Effective Time. The parties hereto agree that this Amendment shall be retroactive from and including, February 2, 2011.

4.	Effect on Transaction Documents. Except as set forth above the Debenture and any other documents related thereto, shall remain in full force and effect and are hereby ratified and confirmed.

5.	Counterparts. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

6.	Severability. If any provision of this Amendment shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Amendment or the validity or enforceability of this Amendment in any other jurisdiction.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

JADE PHARMACEUTICALS, INC.

By:
Name: Henry Jia
Title: Chief Executive Officer

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[SIGNATURE PAGES OF INVESTORS TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

[DEBENTURE HOLDER]

By:
Name:
Title: